Pennsylvania Commerce Bancorp, Inc.
Selected Consolidated Financial Data
(Unaudited)

	At or for the			At or for the
	Three Months Ended			Year Ended
	December 31,			December 31,
			%			%
(in thousands, except per share amounts)	2008	2007	Change	2008	2007	Change

Income Statement Data:
Net interest income	$21,383	$16,820	27%	$78,705	$59,492	32%
Provision for loan losses	3,400	245	1288	7,475	1,762	324
Noninterest income	6,582	6,132	7	25,433	22,823	11
Total revenues	27,965	22,952	22	104,138	82,315	27
Noninterest operating expenses	20,570	19,171	7	77,909	70,807	10
Net income	2,756	2,467	12	12,901	7,001	84

Per Common Share Data:
Net income: Basic	$0.43	$0.39	10%	$2.02	$1.11	82%
Net income: Diluted	0.42	0.38	11	1.97	1.07	84

Weighted average shares outstanding:
Basic	6,397	6,299		6,356	6,237
Diluted	6,546	6,517		6,520	6,462

Balance Sheet Data:
Total assets				$2,140,527	$1,979,011	8%
Loans (net)				1,423,064	1,146,629	24
Allowance for loan losses				16,719	10,742	56
Investment securities				494,243	644,633	(23)
Total deposits				1,633,985	1,560,896	5
Core deposits				1,625,092	1,548,611	5
Stockholders' equity				114,470	112,335	2

Capital:
Stockholders' equity to total assets				5.35%	5.68%
Leverage ratio				7.52	7.26
Risk based capital ratios:
Tier 1				9.66	10.03
Total Capital				10.68	10.78

Performance Ratios:
Cost of funds	1.28%	2.80%		1.70%	3.16%
Deposit cost of funds	0.92	2.02		1.17	2.37
Net interest margin	4.20	3.60		4.09	3.30
Return on average assets	0.52	0.49		0.64	0.36
Return on average total stockholders' equity	9.76	8.83		11.42	6.59

Asset Quality:
Net charge-offs to average loans outstanding				0.11%	0.07%
Nonperforming assets to total period-end assets				1.30	0.17
Allowance for loan losses to total period-end loans				1.16	0.93
Allowance for loan losses to nonperforming loans				62	366
Nonperforming assets to capital and reserves				21%	3%

Pennsylvania Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income (unaudited)

	Quarter ending,
	December 2008			September 2008			December 2007
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities:
Taxable	$546,047	$6,467	4.74%	$567,050	$6,898	4.87%	$704,586	$9,419	5.35%
Tax-exempt	1,622	25	6.17	1,622	25	6.17	1,621	25	6.17
Total securities	547,669	6,492	4.74	568,672	6,923	4.87	706,207	9,444	5.35
Loans receivable:
Mortgage and construction	723,049	11,153	6.05	685,816	11,063	6.33	551,255	10,088	7.19
Commercial loans and lines of credit	373,748	5,268	5.52	347,373	5,309	5.98	314,229	6,006	7.48
Consumer	265,847	3,909	5.85	249,658	3,807	6.07	219,970	3,764	6.79
Tax-exempt	99,502	1,617	6.50	87,694	1,442	6.58	52,612	897	6.82
Total loans receivable	1,462,146	21,947	5.91	1,370,541	21,621	6.21	1,138,066	20,755	7.17
Total earning assets	$2,009,815	$28,439	5.59%	$1,939,213	$28,544	5.82%	$1,844,273	$30,199	6.47%

Sources of Funds
Interest-bearing deposits:
Regular savings	$363,773	$761	0.83%	$355,971	$999	1.12%	$366,190	$1,876	2.03%
Interest checking and money market	753,670	2,249	1.19	756,066	3,003	1.58	769,826	5,657	2.92
Time deposits	193,063	1,575	3.25	191,451	1,582	3.29	160,271	1,662	4.11
Public funds time	8,830	72	3.24	9,158	75	3.26	14,167	173	4.84
Total interest-bearing deposits	1,319,336	4,657	1.40	1,312,646	5,659	1.72	1,310,454	9,368	2.84
Short-term borrowings	325,477	603	0.72	268,202	1,497	2.18	210,947	2,475	4.59
Other borrowed money	50,000	561	4.39	50,000	561	4.39	50,000	561	4.39
Junior subordinated debt	29,400	661	8.99	29,400	661	8.99	29,400	661	8.99
Total interest-bearing liabilities	1,724,213	6,482	1.49	1,660,248	8,378	2.00	1,600,801	13,065	3.23
Noninterest-bearing funds (net)	285,602			278,965			243,472
Total sources to fund earning assets	$2,009,815	$6,482	1.28%	$1,939,213	$8,378	1.71%	$1,844,273	$13,065	2.80%
Net interest income and margin on a tax-equivalent basis		$21,957	4.31%		$20,166	4.11%		$17,134	3.67%
Tax-exempt adjustment		574			514			314
Net interest income and margin		$21,383	4.20%		$19,652	4.00%		$16,820	3.60%

Other Balances:
Cash and due from banks	$42,237			$45,820			$52,086
Other assets	70,996			78,488			90,652
Total assets	2,123,048			2,063,521			1,987,011
Demand deposits (noninterest-bearing)	272,871			277,592			266,407
Other liabilities	13,581			11,528			8,918
Stockholders' equity	112,383			114,153			110,885

Pennsylvania Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income (unaudited)

	Year-to-date,

	December 2008			December 2007
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities:
Taxable	$575,402	$28,401	4.94%	$694,575	$37,060	5.34%
Tax-exempt	1,622	101	6.23	1,620	99	6.11
Total securities	577,024	28,502	4.94	696,195	37,159	5.34
Loans receivable:
Mortgage and construction	652,907	42,457	6.41	525,063	38,287	7.21
Commercial loans and lines of credit	349,590	21,814	6.14	307,540	24,425	7.83
Consumer	244,625	14,976	6.12	206,459	14,040	6.80
Tax-exempt	79,124	5,272	6.66	46,840	3,196	6.82
Total loans receivable	1,326,246	84,519	6.30	1,085,902	79,948	7.29
Total earning assets	$1,903,270	$113,021	5.89%	$1,782,097	$117,107	6.53%

Sources of Funds
Interest-bearing deposits:
Regular savings	$351,291	$3,849	1.10%	$373,209	$8,997	2.41%
Interest checking and money market	727,783	11,160	1.53	712,418	24,738	3.47
Time deposits	187,467	6,595	3.52	181,080	7,604	4.20
Public funds time	16,338	607	3.72	17,464	858	4.91
Total interest-bearing deposits	1,282,879	22,211	1.73	1,284,171	42,197	3.29
Short-term borrowings	265,518	5,349	1.98	208,112	10,804	5.12
Other borrowed money	50,000	2,230	4.39	19,110	849	4.38
Junior subordinated debt	29,400	2,645	9.00	29,400	2,645	9.00
Total interest-bearing liabilities	1,627,797	32,435	1.98	1,540,793	56,495	3.66
Noninterest-bearing funds (net)	275,473			241,304
Total sources to fund earning assets	$1,903,270	$32,435	1.70%	$1,782,097	$56,495	3.16%
Net interest income and margin on a tax-equivalent basis		$80,586	4.19%		$60,612	3.37%
Tax-exempt adjustment		1,881			1,120
Net interest income and margin		$78,705	4.09%		$59,492	3.30%

Other Balances:
Cash and due from banks	$44,699			$51,874
Other assets	80,605			90,437
Total assets	2,028,574			1,924,408
Demand deposits (noninterest-bearing)	276,120			269,353
Other liabilities	11,687			8,035
Stockholders' equity	112,970			106,227

Pennsylvania Commerce Bancorp, Inc. and Subsidiaries
Summary of Allowance for Loan Losses and Other Related Data
(unaudited)

	12/31/2008	12/31/2007	12/31/2008	12/31/2007
(dollar amounts in thousands)	Three Months Ended		Year Ended

Balance at beginning of period	$13,888	$10,673	$10,742	$9,685
Provisions charged to operating expense	3,400	245	7,475	1,762
	17,288	10,918	18,217	11,447

Recoveries on loans charged-off:
Commercial	13	7	145	11
Consumer	1	30	25	53
Real estate	0	0	0	8
Total recoveries	14	37	170	72

Loans charged-off:
Commercial	(542)	(165)	(1,426)	(634)
Consumer	(41)	0	(173)	(69)
Real estate	0	(48)	(69)	(74)

Total charged-off	(583)	(213)	(1,668)	(777)

Net charge-offs	(569)	(176)	(1,498)	(705)

Balance at end of period	$16,719	$10,742	$16,719	$10,742

Net charge-offs as a percentage of
average loans outstanding	0.04%	0.02%	0.11%	0.07%

Allowance for loan losses as a percentage of
period-end loans	1.16%	0.93%	1.16%	0.93%

Pennsylvania Commerce Bancorp, Inc. and Subsidiaries
Summary of Nonperforming Loans and Assets
(unaudited)

The following table presents information regarding nonperforming loans and assets as of December 31, 2008 and for the preceding four quarters
(dollar amounts in thousands).

	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
Nonaccrual loans:
Commercial	$6,863	$7,083	$2,577	$1,158	$534
Consumer	492	164	125	120	57
Real Estate:
Construction	7,646	731	735	284	385
Real Estate	12,121	3,657	3,433	2,183	1,959
Total nonaccrual loans	27,122	11,635	6,870	3,745	2,935
Loans past due 90 days or more
and still accruing	0	33	6,036	15	0
Renegotiated loans	0	0	0	0	0
Total nonperforming loans	27,122	11,668	12,906	3,760	2,935

Foreclosed real estate	743	535	421	588	489

Total nonperforming assets	$27,865	$12,203	$13,327	$4,348	$3,424

Nonperforming loans to total loans	1.88%	0.84%	0.98%	0.31%	0.25%

Nonperforming assets to total assets	1.30%	0.57%	0.65%	0.22%	0.17%

Nonperforming loan coverage	62%	119%	95%	309%	366%

Allowance for loan losses as a percentage
of total period-end loans	1.16%	1.00%	0.93%	0.96%	0.93%

Nonperforming assets / capital plus allowance for loan losses	21%	10%	11%	4%	3%